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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report:                 April 16, 1999



                                 MATTEL, INC.
                                 ------------
            (Exact name of registrant as specified in its charter)


         Delaware                    001-05647              95-1567322
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(State or other jurisdiction      (Commission            (I.R.S. Employer
 of incorporation)                  File No.)            Identification No.)


333 Continental Boulevard, El Segundo, California            90245-5012
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (310) 252-2000
                                                  ----------------------------


                                      N/A
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      (Former name or former address, if changed since last report)
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Item 7.        Financial Statements and Exhibits
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       (a)  Financial statements of businesses acquired:   None

       (b)  Pro forma financial information:   None

       (c)  Exhibits:

            1.0 Distribution Agreement dated as of April 16, 1999 among the Registrant, Morgan Stanley & Co. Incorporated and Credit Suisse First Boston Corporation

            4.1 Officer's Certificate establishing the terms of the Series D Medium-Term Notes

            4.2  Form of Floating Rate Series D Medium-Term Note

            4.3  Form of Fixed Rate Series D Medium-Term Note

            5.1 Opinion of Irell & Manella LLP as to the legality of the Series D Medium-Term Notes

           23.1  Consent of Irell & Manella LLP (included in their opinion)

           99.1  Additional Information

                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MATTEL, INC.
                                Registrant

                                By:  /s/ Lee B. Essner
                                   -------------------------------
                                   Lee B. Essner
                                   Assistant Secretary and
Date: April 16, 1999               Assistant General Counsel